SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                        AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 12, 1999
                  (Date of Amended No. 1 to Registrant's Report
                       on Form 8-K Filed on June 9, 1999)


                              Q-SEVEN SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    333-6440
                            (Commission file number)


            UTAH                                                 87-0567618
(State or Other jurisdiction                                    (IRS Employer
    of Incorporation or                                      Identification No.)
       Organization)


                               MITTELSTRASSE 11-13
                             40789 MONHEIM, GERMANY
                    (Address of Principal Executive Offices)


                                011-49-2173-39220
              (Registrant's Telephone Number, Including Area Code)


                                  FROHNKAMP 18
                             40789 MONHEIM, GERMANY
                         (Former Address of Registrant)


                          DOWNSTREAM INCORPORATED - DSI
                           (Former Name of Registrant)

     The purpose of this filing is to amend and restate the financial statements that were provided in response to Item 7(a) and Item 7(b), respectively, of Q-Seven Systems, Inc.'s report on Form 8-K filed on June 9, 1999. Attached hereto as, and incorporated herein by reference to, Exhibit 99.1 and Exhibit 99.2, respectively, are (i) the X-Real GbR Audited Financial Statements for the period ended December 31, 1998, as amended, and (ii) the Downstream Incorporated
- DSI and Subsidiaries Consolidated Pro Forma Financial Statements for the period ended December 31, 1998, as amended.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Q-SEVEN SYSTEMS, INC.


Date:  November 12, 1999                 By: /s/ Philipp Kriependorf
                                             -------------------------------
                                             Name:  Philipp Kriependorf
                                             Title: President


                                INDEX TO EXHIBITS


EXHIBIT NUMBER         DESCRIPTION OF EXHIBIT

99.1 X-Real GbR Audited Financial Statements for the period ended December 31, 1998

99.2 Downstream Incorporated - DSI and Subsidiaries Consolidated Financial Pro Forma Financial
                       Statements for the period ended December 31,
                       1998

                                        2